Exhibit 99.1

INDEPENDENT AUDITORS’ REPORT

To Global Medical REIT Inc.

We have audited the accompanying Combined Statements of Revenues and Certain Operating Expenses of the four properties acquired by Global Medical REIT Inc. from CHP Surprise AZ Rehab Owner, LLC; CHP Las Vegas NV Rehab Owner, LLC; CHP Oklahoma City OK Rehab Owner, LLC; and CHP Mishawaka IN Rehab Owner, LLC on April 15, 2019 ( the “CNL Portfolio”), for the year ended December 31, 2018, and the related notes (the “Historical Summary”).

Management's Responsibility for the Historical Summary

Management is responsible for the preparation and fair presentation of the Historical Summary in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of the Historical Summary that is free from material misstatement, whether due to fraud or error.

Auditors' Responsibility

Our responsibility is to express an opinion on the Historical Summary based on our audit. We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Historical Summary is free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the Historical Summary. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the Historical Summary, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the CNL Portfolios’ preparation and fair presentation of the Historical Summary in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the CNL Portfolios’ internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the Historical Summary.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the Historical Summary referred to above presents fairly, in all material respects, the revenues and certain operating expenses described in Note 2 of the Historical Summary for the year ended December 31, 2018, in accordance with accounting principles generally accepted in the United States of America.

Emphasis of Matter

We draw attention to Note 2 to the Historical Summary, which describes that the accompanying Historical Summary was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in the Registration Statement on Form 8-K/A of Global Medical REIT Inc.) and is not intended to be a complete presentation of CNL Portfolios’ revenues and expenses. Our opinion is not modified with respect to this matter.

/s/ Deloitte & Touche LLP

McLean, Virginia

June 24, 2019

THE CNL PORTFOLIO

COMBINED STATEMENTS OF REVENUES AND CERTAIN OPERATING EXPENSES

For the Three Months Ended March 31, 2019 (unaudited) and the Year Ended December 31, 2018

(in thousands)

	Three Months Ended March 31, 2019	Year Ended December 31, 2018
	(unaudited)
Revenues:
Rental revenue	$1,791	$7,173
Certain operating expenses:
Miscellaneous expense	13	52
Revenues in excess of certain operating expenses	$1,778	$7,121

See accompanying notes to combined statements of revenues and certain operating expenses.

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THE CNL PORTFOLIO

NOTES TO COMBINED STATEMENTS OF REVENUES AND CERTAIN OPERATING EXPENSES

For the Three Months Ended March 31, 2019 (unaudited) and the Year Ended December 31, 2018

(dollar amounts in thousands)

(1) Organization

The portfolio consists of four in-patient rehabilitation facilities located in Las Vegas, Nevada; Surprise, Arizona; Oklahoma City, Oklahoma and Mishawaka, Indiana (collectively, the “CNL Portfolio”). On April 15, 2019, Global Medical REIT Inc. (“Global Medical”) acquired the CNL Portfolio from CHP Surprise AZ Rehab Owner, LLC; CHP Las Vegas NV Rehab Owner, LLC; CHP Oklahoma City OK Rehab Owner, LLC; and CHP Mishawaka IN Rehab Owner, LLC, each a Delaware limited liability company (collectively, the “CNL Seller”). Upon the closing of the acquisition of the CNL Portfolio Global Medical assumed the CNL Seller’s interest, as lessor, in four triple-net leases (collectively, the “CNL Portfolio Leases”) with (i) Encompass Health (Las Vegas, Nevada facility); (ii) a joint venture between Cobalt Rehabilitation and Tenet Healthcare (the Surprise, Arizona facility); (iii) a joint venture between Mercy Health and Kindred Healthcare (the Oklahoma City, Oklahoma facility); and (iv) St. Joseph’s Health System (the Mishawaka, Indiana facility). The CNL Portfolio Leases have a weighted average remaining lease term of approximately 8.3 years, with the Las Vegas, Nevada facility lease containing four, five-year renewal options; the Surprise, Arizona facility lease containing two, five-year renewal options; the Oklahoma City, Oklahoma facility lease containing three, 10-year renewal options and the Mishawaka, Indiana facility lease containing two, five-year renewal options.

(2) Basis of Presentation

The accompanying combined statements of revenues and certain operating expenses (the “Historical Summary”) has been prepared for the purpose of complying with the provisions of Article 3-14 of Regulation S-X promulgated by the U.S. Securities and Exchange Commission (the “SEC”), which requires certain information with respect to real estate operations be included with certain filings with the SEC. The Historical Summary includes the combined historical revenues and certain operating expenses of the CNL Portfolio, exclusive of interest expense, depreciation and amortization expense, and other nonrecurring owner specific expenses, which may not be comparable to the corresponding amounts reflected in the future operations of the CNL Portfolio. The operations of the CNL Portfolio have been combined for purposes of the Historical Summary as each of the properties was under common control and common management prior to the acquisition.

In the opinion of management, all adjustments necessary for a fair presentation of such Historical Summary for the annual and interim periods presented have been included. Such adjustments consisted of normal recurring items.

(3) Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

(4) Significant Accounting Policies

Revenue Recognition

The CNL Portfolios’ operations consist of rental revenue earned under the leases of the four in-patient rehabilitation facilities which provide for minimum annual rent and escalations. The leases are accounted for as operating leases. For leases with contingent rental escalators, revenue is recorded based on the contractual cash rental payments due during the period. Revenue from leases with fixed annual rental escalators are recognized on a straight-line basis over the initial lease term. As it relates to the CNL Portfolios’ operating expenses, in accordance with the provisions of the leases, the tenants are obligated to make payments for expenses such as real estate taxes, insurance, and repairs and maintenance directly to the third parties.

(5) Rental Revenue

The aggregate annual minimum cash to be received on the lease as of March 31, 2019, is unaudited and as follows for the subsequent years ended December 31; as listed below.

2019 (nine months remaining)	$5,120
2020	6,939
2021	7,058
2022	7,178
2023	7,302
Thereafter	28,181
Total	$61,778

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The aggregate annual minimum cash to be received on the lease as of December 31, 2018, is as follows for the subsequent years ended December 31; as listed below.

2019	$6,823
2020	6,939
2021	7,058
2022	7,178
2023	7,302
Thereafter	28,181
Total	$63,481

(6) Subsequent Events

Subsequent events have been evaluated through June 24, 2019, the date the financial statements were available to be issued.

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